UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2020

ORGENESIS INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54329	98-0583166
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation

20271 Goldenrod Lane, Germantown, MD 20876
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (480) 659-6404

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ORGS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets

On April 23, 2020, Orgenesis Inc. (the "Company") completed its previously announced acquisition (the "Acquisition") of certain assets and liabilities of Tamir Biotechnology, Inc.  ("Tamir") related to the discovery, development and testing of therapeutic products for the treatment of diseases and conditions in humans, including all rights to ranpirnase and its use for antiviral therapy, pursuant to an Asset Purchase Agreement, dated as of April 12, 2020 (the "Asset Purchase Agreement") by and between the Company and Tamir. The Company's entry into the Asset Purchase Agreement was previously announced in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2020 (the "Prior 8-K").

The Acquisition closed upon the occurrence of the closing conditions contained in the Asset Purchase Agreement. As aggregate consideration for the Acquisition, the Company paid $2,462,042.66 in cash and issued an aggregate of 3,400,000 shares (the "Shares") of Company common stock, par value $0.0001 per share (the "Common Stock") to Tamir, of which $58,938.62 and 340,000 Shares will be held in an escrow account for a period of 18 months from closing to secure indemnification obligations of Tamir pursuant to the terms of the Asset Purchase Agreement.

The foregoing description of the Asset Purchase Agreement and the Acquisition is not complete and is subject to and qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which was attached as Exhibit 10.1 to the Prior 8-K and the terms of which are incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The Shares issued pursuant to the Asset Purchase Agreement disclosed in Item 2.01 above were issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

Item 9.01. Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1

Asset Purchase Agreement, dated April 12, 2020, by and between Orgenesis Inc., and Tamir Biotechnology, Inc. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2020).*

*Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGENESIS INC.

Date: April 24, 2020	By:	/s/ Neil Reithinger
Neil Reithinger
Chief Financial Officer, Treasurer and
Secretary